UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

SomaLogic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	85-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(303) 625-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLGC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	SLGCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2023, SomaLogic, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that, on June 5, 2023 (the “Separation Date”), the Company and Shaun Blakeman, the Company’s then Chief Financial Officer, agreed that Mr. Blakeman would no longer serve as the Company’s Chief Financial Officer. At the time of the Original 8-K, the Company and Mr. Blakeman had not entered into a Separation Agreement and General Release, dated June 8, 2023 (the “Separation Agreement”). The disclosure contained in Item 5.02 of the Original Form 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Current Report on Form 8-K/A.

The Separation Agreement provides for, among other things, the following: (i) provided that Mr. Blakeman has made proper and timely election to continue coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), has not secured alternate health care coverage, and such premiums are not otherwise being paid for by another entity, the Company will pay Mr. Blakeman a lump sum payment in the gross amount of $17,041.32, less applicable federal and state payroll tax withholdings, which gross amount represent twelve months or Mr. Blakeman’s month COBRA premiums; (ii) all vested stock options granted to Mr. Blakeman shall be exercisable for a period of twenty-four months following the Separation Date; and (iii) a final payment equal to six months of Mr. Blakeman’s base pay in the amount of $235,000 as of the Separation Date. In addition, Mr. Blakeman has agreed to certain ongoing obligations and to provide certain releases and waivers as contained in the Separation Agreement. Mr. Blakeman will not be entitled to any severance or any other arrangement following his separation except as provided in the Separation Agreement.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the full text of the agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2023	SomaLogic, Inc.

	By:	/s/ Ruben Gutierrez
	Name:	Ruben Gutierrez
	Title:	General Counsel

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